Exhibit 99.2

Quarterly Investor Supplement

March 31, 2024

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Three Months Ended March 31, 2024. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Michael Katz
230 Park Avenue	212-309-8999
New York, New York 10169	IR@voya.com

NYSE Ticker:	Web Site:
VOYA	investors.voya.com

Voya Financial	Page 3 of 43
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as among companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 43

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of Adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for Adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 43

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Net income (loss) available to Voya Financial, Inc.'s common shareholders	234	118	248	154	69	234	69
Per common share (basic)	2.29	1.13	2.35	1.50	0.70	2.29	0.70
Per common share (diluted)	2.24	1.10	2.29	1.41	0.63	2.24	0.63
Adjusted operating earnings: (1)
Before income taxes	224	202	229	294	192	224	192
After income taxes	185	174	189	243	158	185	158
Effective tax rate	17.2%	13.8%	17.2%	17.5%	17.9%	17.2%	17.9%
Per common share (Adjusted diluted)	1.77	1.63	1.74	2.21	1.44	1.77	1.44
Per common share excluding notable items	1.88	1.97	2.07	2.31	1.69	1.88	1.69
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,541	3,581	2,515	3,085	3,342	3,541	3,342
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,010	5,981	6,048	5,876	5,887	6,010	5,887
Book value per common share (including AOCI)	34.96	34.80	23.93	29.19	34.03	34.96	34.03
Book value per common share (excluding AOCI) (2)	59.33	58.12	57.55	55.59	59.95	59.33	59.95
Leverage Ratios:
Debt-to-Capital	33.6%	33.3%	40.1%	37.7%	36.1%	33.6%	36.1%
Financial Leverage - excluding AOCI (2)	28.1%	27.8%	27.8%	29.2%	29.5%	28.1%	29.5%
Shares:
Weighted-average common shares outstanding
Basic (3)	102	104	106	103	98	102	98
Dilutive effect of warrants (3)	—	—	—	4	9	—	9
Other dilutive effects (4)	2	3	3	3	3	2	3
Diluted	105	107	108	110	110	105	110
Adjusted Diluted (2)	105	107	108	110	110	105	110
Ending shares outstanding	101	103	105	106	98	101	98
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	172	158	54	162	—	172	—
Dividends to common shareholders	41	42	42	21	20	41	20
Total cash returned to common shareholders	213	200	96	183	20	213	20

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.
(3) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the second quarter of 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-quarter issuance. Beginning in the third quarter of 2023, the shares are included in Basic shares outstanding.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 43

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023

Revenues
Net investment income	529	522	547	545	545	529	545
Fee income	513	489	489	474	464	513	464
Premiums	800	673	682	677	685	800	685
Net gains (losses)	43	7	(7)	(56)	(16)	43	(16)
Other revenues	88	82	81	86	78	88	78
Income (loss) related to consolidated investment entities	78	46	31	145	79	78	79
Total revenues	2,051	1,819	1,823	1,871	1,835	2,051	1,835
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(851)	(804)	(799)	(682)	(751)	(851)	(751)
Operating expenses	(799)	(773)	(717)	(770)	(836)	(799)	(836)
Net amortization of DAC/VOBA	(56)	(57)	(57)	(57)	(59)	(56)	(59)
Interest expense	(30)	(30)	(31)	(39)	(32)	(30)	(32)
Operating expenses related to consolidated investment entities	(28)	(53)	(47)	(60)	(16)	(28)	(16)
Total benefits and expenses	(1,764)	(1,717)	(1,651)	(1,608)	(1,694)	(1,764)	(1,694)
Income (loss) before income taxes	287	102	172	263	141	287	141
Income tax expense (benefit)	(1)	(17)	(74)	28	12	(1)	12
Net income (loss)	288	119	246	235	129	288	129
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	37	(3)	(16)	77	46	37	46
Net income (loss) available to Voya Financial, Inc.	251	122	262	158	83	251	83
Less: Preferred stock dividends	17	4	14	4	14	17	14
Net income (loss) available to Voya Financial, Inc.'s common shareholders	234	118	248	154	69	234	69

Voya Financial	Page 7 of 43

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	488	463	489	498	482	488	482
Fee income	509	487	489	478	468	509	468
Premiums	797	666	663	669	675	797	675
Other revenue	69	70	76	76	73	69	73
Adjusted operating revenues (1)	1,863	1,686	1,717	1,721	1,697	1,863	1,697

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(829)	(715)	(730)	(656)	(689)	(829)	(689)
Operating expenses	(724)	(694)	(671)	(691)	(731)	(724)	(731)
Net amortization of DAC/VOBA	(29)	(30)	(29)	(30)	(31)	(29)	(31)
Interest expense (2)	(45)	(33)	(44)	(37)	(47)	(45)	(47)
Adjusted operating benefits and expenses	(1,629)	(1,471)	(1,475)	(1,414)	(1,498)	(1,629)	(1,498)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	235	215	242	307	200	235	200
Less: Earnings (loss) attributable to Allianz noncontrolling interest	11	13	14	13	8	11	8
Adjusted operating earnings before income taxes (1)	224	202	229	294	192	224	192

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	719	686	702	705	684	719	684
Health Solutions	905	764	768	775	774	905	774
Investment Management	234	228	233	226	229	234	229
Corporate	4	9	14	15	11	4	11
Adjusted operating revenues (1)	1,863	1,686	1,717	1,721	1,697	1,863	1,697

Adjusted operating earnings before income taxes
Wealth Solutions	186	147	179	174	132	186	132
Health Solutions	59	44	53	124	94	59	94
Investment Management	42	45	49	50	33	42	33
Corporate	(63)	(34)	(52)	(53)	(68)	(63)	(68)
Adjusted operating earnings before income taxes (1)	224	202	229	294	192	224	192

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 43

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended March 31, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	437	38	9	4	488
Fee income	263	18	227	—	509
Premiums	—	797	—	—	797
Other revenue	19	51	(1)	—	69
Adjusted operating revenues (1)	719	905	234	4	1,863

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(216)	(613)	—	—	(829)
Operating expenses	(296)	(224)	(181)	(23)	(724)
Net amortization of DAC/VOBA	(21)	(8)	—	—	(29)
Interest expense (2)	—	—	—	(45)	(45)
Adjusted operating benefits and expenses	(534)	(846)	(181)	(68)	(1,629)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	186	59	53	(64)	235
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	12	(1)	11
Adjusted operating earnings before income taxes (1)	186	59	42	(63)	224

	Three Months Ended March 31, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	434	33	10	4	482
Fee income	231	21	216	—	468
Premiums	—	675	—	—	675
Other revenue	20	45	2	6	73
Adjusted operating revenues (1)	684	774	229	11	1,697

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(222)	(467)	—	—	(689)
Operating expenses	(308)	(204)	(186)	(33)	(731)
Net amortization of DAC/VOBA	(22)	(8)	—	—	(31)
Interest expense (2)	—	—	—	(47)	(47)
Adjusted operating benefits and expenses	(552)	(680)	(186)	(80)	(1,498)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	132	94	42	(69)	200
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	9	(1)	8
Adjusted operating earnings before income taxes (1)	132	94	33	(68)	192

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 43

Consolidated Balance Sheets

	Balances as of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Assets
Total investments	35,687	36,600	36,257	37,561	38,703
Cash and cash equivalents	995	937	829	1,195	724
Assets held in separate accounts	98,636	93,133	85,491	88,851	84,569
Premium receivable and reinsurance recoverable, net	11,828	11,982	11,765	12,131	12,438
Short term investments under securities loan agreement and accrued investment income	1,435	1,426	1,349	1,506	1,691
Deferred policy acquisition costs, Value of business acquired	2,222	2,250	2,278	2,304	2,333
Current and deferred income taxes	2,193	2,170	2,448	2,171	2,126
Other assets (1)	4,012	3,967	4,217	4,170	4,191
Assets related to consolidated investment entities	4,623	4,620	4,631	4,727	4,433
Total Assets	161,631	157,085	149,265	154,616	151,208
Liabilities
Future policy benefits and contract owner account balances	47,869	48,734	49,506	50,583	51,493
Liabilities related to separate accounts	98,636	93,133	85,491	88,851	84,569
Payables under securities loan agreements, including collateral held	1,220	1,121	1,190	1,301	1,328
Short-term debt	393	1	2	143	143
Long-term debt	1,707	2,097	2,095	2,095	2,094
Other liabilities (2)	3,198	3,327	3,397	3,394	3,350
Liabilities related to consolidated investment entities	2,737	2,619	2,625	2,721	2,544
Total Liabilities	155,760	151,032	144,306	149,088	145,521
Mezzanine Equity
Allianz noncontrolling interest	174	175	173	171	166
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(263)	(56)	(307)	(248)	(77)
Additional paid-in capital	6,187	6,143	6,664	6,695	6,693
Retained earnings (deficit)	697	505	302	40	(118)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,622	6,593	6,660	6,488	6,499
Accumulated other comprehensive income	(2,469)	(2,400)	(3,533)	(2,791)	(2,545)
Total Voya Financial, Inc. Shareholders' Equity	4,153	4,193	3,127	3,697	3,954
Noncontrolling interest	1,544	1,685	1,659	1,660	1,567
Total Shareholders' Equity	5,697	5,878	4,786	5,357	5,521
Total Liabilities, Mezzanine Equity and Shareholders' Equity	161,631	157,085	149,265	154,616	151,208

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 10 of 43

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Wealth Solutions
Balance as of Beginning-of-Period	1,064	1,068	1,075	1,082	1,088	1,064	1,088
Deferrals of commissions and expenses	16	16	15	15	16	16	16
Amortization	(21)	(21)	(22)	(22)	(22)	(21)	(22)
Balance as of End-of-Period	1,059	1,064	1,068	1,075	1,082	1,059	1,082
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Health Solutions
Balance as of Beginning-of-Period	211	208	201	194	190	211	190
Deferrals of commissions and expenses	12	12	15	14	13	12	13
Amortization	(8)	(9)	(7)	(8)	(8)	(8)	(8)
Balance as of End-of-Period	215	211	208	201	194	215	194

Total
Balance as of Beginning-of-Period	1,275	1,276	1,275	1,276	1,279	1,275	1,279
Deferrals of commissions and expenses	29	29	30	29	29	29	29
Amortization	(29)	(30)	(29)	(30)	(31)	(29)	(31)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,274	1,275	1,276	1,275	1,276	1,274	1,276
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	948	975	1,002	1,029	1,057	948	1,057
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,222	2,250	2,278	2,304	2,333	2,222	2,333

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 11 of 43

Consolidated Capital Structure

	Balances as of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023

Financial Debt
Senior bonds	1,749	1,747	1,746	1,887	1,498
Subordinated bonds	349	349	349	349	737
Other debt	2	2	2	2	2
Total Financial Debt	2,100	2,098	2,097	2,238	2,237
Other financial obligations (1)	309	312	325	326	335
Total Financial Obligations	2,409	2,410	2,422	2,564	2,572

Mezzanine Equity
Allianz noncontrolling interest	174	175	173	171	166
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,010	5,981	6,048	5,876	5,887
Total Equity (Excluding AOCI)	6,622	6,593	6,660	6,488	6,499
Accumulated other comprehensive income (AOCI)	(2,469)	(2,400)	(3,533)	(2,791)	(2,545)
Total Voya Financial, Inc. Shareholders' Equity	4,153	4,193	3,127	3,697	3,954
Noncontrolling interest	1,544	1,685	1,659	1,660	1,567
Total Shareholders' Equity	5,697	5,878	4,786	5,357	5,521

Capital
Capitalization (3)	6,253	6,291	5,224	5,935	6,191
Adjusted Capitalization excluding AOCI (4)	10,749	10,863	10,914	10,883	10,804

Leverage Ratios
Debt-to-Capital (5)	33.6%	33.3%	40.1%	37.7%	36.1%
Financial Leverage excluding AOCI (6)	28.1%	27.8%	27.8%	29.2%	29.5%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 43 of this document.

Voya Financial	Page 12 of 43

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of March 31, 2024
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds (2)	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)(3)	Total AUM and AUA
Wealth Solutions (1)	30,746	94,729	93,036	218,511	355,350	573,861
Health Solutions	1,843	17	—	1,860	—	1,860
Investment Management	34,138	28,482	268,717	331,337	52,942	384,278
Eliminations/Other (4)	(32,589)	(24,592)	(11,419)	(68,600)	(42,770)	(111,370)
Total AUM and AUA	34,138	98,636	350,334	483,108	365,522	848,629

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Investment Management Institutional/Mutual Funds includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(3) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(4) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 14 of 43
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	403	413	422	427	430	1,665	1,700
Investment expenses	(17)	(17)	(18)	(19)	(19)	(71)	(79)
Credited interest	(213)	(221)	(223)	(221)	(218)	(879)	(875)
Net margin	173	175	181	187	192	715	745
Other investment income (1)	63	60	57	52	57	232	238
Investment spread and other investment income, excluding alts/prepays above/below expectations	236	234	238	239	249	947	983
Alternative investment income and prepayment fees above (below) long-term expectations	(14)	(39)	(24)	(14)	(33)	(91)	(161)
Investment spread and other investment income	222	195	214	225	216	856	822
Full service fee based revenue	162	150	150	143	136	605	552
Recordkeeping and other fee based revenue	116	113	109	109	107	447	426
Total fee based margin	278	262	259	252	243	1,051	978
Net underwriting gain (loss) and other revenue	4	5	2	4	4	15	16
Net revenue (2)	504	462	475	481	463	1,922	1,817
Administrative expenses	(234)	(236)	(216)	(228)	(251)	(914)	(895)
Net commissions	(62)	(58)	(58)	(57)	(56)	(235)	(226)
DAC/VOBA and other intangibles amortization	(22)	(21)	(23)	(23)	(23)	(88)	(94)
Adjusted operating earnings before income taxes	186	147	179	174	132	686	602
Adjusted Operating Margin TTM	35.7%	33.6%	33.8%	31.9%	33.1%
Adjusted Operating Margin Excluding Notables TTM	38.6%	37.3%	37.8%	37.7%	38.6%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	205	187	206	214	206	812	788
Full Service Fee Based Revenue	162	150	150	143	136	605	552
Total Full Service Revenue	367	336	356	357	343	1,416	1,340
Client Assets
Fee Based	486,196	457,089	423,118	429,958	408,688	486,196	408,688
Spread Based (4)	30,746	31,327	32,136	32,699	33,242	30,746	33,242
Investment-only Stable Value	34,814	35,188	35,450	37,354	37,781	34,814	37,781
Retail Client Assets	29,492	27,923	25,867	26,570	25,757	29,492	25,757
Eliminations	(7,387)	(7,208)	(6,998)	(7,639)	(7,574)	(7,387)	(7,574)
Total Client Assets	573,861	544,319	509,572	518,941	497,895	573,861	497,895

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Spread Based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.

Voya Financial	Page 15 of 43
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Full Service - Corporate markets
Client Assets, beginning of period	102,522	94,059	96,492	91,615	85,965	91,615	94,424
Transfers / Single deposits	1,745	1,630	1,431	1,343	1,770	6,149	5,623
Recurring deposits	3,144	2,430	2,549	2,587	2,850	10,710	9,486
Total Deposits	4,889	4,060	3,980	3,930	4,621	16,859	15,109
Surrenders, benefits, and product charges	(4,194)	(4,537)	(3,368)	(3,244)	(3,477)	(15,343)	(11,764)
Net Flows	695	(477)	612	686	1,144	1,516	3,345
Interest credited and investment performance	6,589	8,939	(3,044)	4,191	4,506	16,675	(6,153)
Client Assets, end of period - Corporate markets	109,806	102,522	94,059	96,492	91,615	109,806	91,615

Full Service - Tax-exempt markets
Client Assets, beginning of period	82,858	79,663	81,906	79,022	76,672	79,022	83,703
Transfers / Single deposits	409	453	273	271	323	1,406	1,992
Recurring deposits	1,111	1,050	1,036	1,079	1,100	4,276	4,153
Total Deposits	1,520	1,502	1,309	1,350	1,424	5,681	6,147
Surrenders, benefits, and product charges	(2,193)	(4,482)	(1,793)	(1,633)	(2,586)	(10,101)	(7,003)
Net Flows	(673)	(2,980)	(484)	(283)	(1,162)	(4,420)	(856)
Interest credited and investment performance	4,616	6,175	(1,758)	3,167	3,513	12,200	(3,825)
Client Assets, end of period - Tax-exempt markets	86,801	82,858	79,663	81,906	79,022	86,801	79,022

Full Service - Total
Client Assets, beginning of period	185,379	173,723	178,398	170,637	162,636	170,637	178,126
Transfers / Single deposits	2,154	2,083	1,704	1,615	2,094	7,556	7,615
Recurring deposits (1)	4,255	3,480	3,585	3,666	3,951	14,986	13,640
Total Deposits	6,409	5,562	5,289	5,281	6,044	22,541	21,254
Surrenders, benefits, and product charges	(6,386)	(9,020)	(5,162)	(4,877)	(6,062)	(25,445)	(18,765)
Net Flows	22	(3,457)	127	403	(18)	(2,905)	2,489
Interest credited and investment performance	11,205	15,114	(4,803)	7,358	8,019	28,874	(9,978)
Client Assets, end of period - Full Service Total	196,607	185,379	173,723	178,398	170,637	196,607	170,637

Full Service - Client Assets
Fee-based	166,190	154,394	141,947	146,077	137,792	166,190	137,792
Spread-based	30,417	30,985	31,776	32,321	32,845	30,417	32,845
Client Assets, end of period - Full Service Total	196,607	185,379	173,723	178,398	170,637	196,607	170,637

(1) For the first quarter of 2024, recurring deposits exclude certain participants’ last paycheck contribution due to the last weekday of the quarter falling on a holiday. These deposits will be recognized in the second quarter of 2024.

Voya Financial	Page 16 of 43
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Recordkeeping
Client Assets, beginning of period	298,120	276,869	279,669	267,038	254,957	267,038	274,065
Transfers / Single deposits	1,338	2,662	4,683	4,590	2,332	13,273	8,479
Recurring deposits (1)	6,428	4,446	4,964	4,857	5,504	20,695	17,919
Total Deposits	7,766	7,108	9,646	9,447	7,836	33,967	26,399
Surrenders, benefits, and product charges	(8,077)	(6,352)	(6,653)	(5,847)	(7,747)	(26,929)	(24,650)
Net Flows	(312)	756	2,993	3,600	89	7,037	1,748
Interest credited and investment performance	17,326	20,495	(5,794)	9,030	11,993	41,057	(8,774)
Client Assets, end of period - Recordkeeping	315,134	298,120	276,869	279,669	267,038	315,134	267,038

Total Defined Contribution (2)
Client Assets, beginning of period	483,499	450,591	458,068	437,675	417,593	437,675	452,191
Transfers / Single deposits	3,492	4,745	6,386	6,205	4,425	20,828	16,093
Recurring deposits (1)	10,682	7,925	8,548	8,523	9,455	35,678	31,560
Total Deposits	14,174	12,670	14,935	14,728	13,880	56,507	47,653
Surrenders, benefits, and product charges	(14,464)	(15,371)	(11,814)	(10,724)	(13,810)	(52,373)	(43,417)
Net Flows	(289)	(2,701)	3,120	4,004	70	4,134	4,236
Interest credited and investment performance	28,531	35,609	(10,596)	16,389	20,012	69,933	(18,752)
Client Assets, end of period - Total Defined Contribution	511,741	483,499	450,591	458,068	437,675	511,741	437,675

Defined Contribution Investment-only Stable Value (SV) (3)
Assets, beginning of period	35,188	35,450	37,354	37,781	38,148	37,781	40,391
Transfers / Single deposits	209	290	90	345	323	934	1,565
Recurring deposits	355	1,232	109	70	112	1,766	924
Total Deposits	564	1,522	199	416	435	2,701	2,489
Surrenders, benefits, and product charges	(1,483)	(2,311)	(2,043)	(1,338)	(1,146)	(7,175)	(3,130)
Net Flows	(919)	(788)	(1,844)	(923)	(710)	(4,474)	(639)
Interest credited and investment performance	545	526	(60)	496	344	1,507	(1,970)
Assets, end of period - Defined Contribution Investment-only SV	34,814	35,188	35,450	37,354	37,781	34,814	37,781

Retail Client Assets (4)	29,497	27,928	25,872	26,575	25,762	29,497	25,762
Other Assets (5)	5,197	4,912	4,657	4,584	4,250	5,197	4,250
Eliminations	(7,387)	(7,208)	(6,998)	(7,639)	(7,574)	(7,387)	(7,574)
Total Client Assets	573,861	544,319	509,572	518,941	497,895	573,861	497,895

(1) For the first quarter of 2024, recurring deposits exclude certain participants’ last paycheck contribution due to the last weekday of the quarter falling on a holiday. These deposits will be recognized in the second quarter of 2024.

(2) Total of Full Service and Recordkeeping.
(3) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(4) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(5) Includes other guaranteed payout products and Non-qualified Retirement Plans.

Health Solutions

Voya Financial	Page 18 of 43
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	24	25	25	25	24	99	97
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(12)	(12)	(12)	(12)	(12)	(49)	(50)
Net margin	11	12	12	12	11	46	43
Other investment income	16	12	14	12	12	53	51
Investment spread and other investment income, excluding alts/prepays above/below expectations	26	24	25	24	23	100	93
Alternative investment income and prepayment fees above (below) long-term expectations	—	(5)	(2)	—	(2)	(8)	(15)
Investment spread and other investment income	26	20	23	23	21	92	79
Fee based margin (1)	59	56	57	58	53	230	64
Net underwriting gain (loss) and other revenue	208	197	184	261	233	850	896
Net revenue (2)	293	272	264	342	306	1,172	1,039
Administrative expenses	(134)	(131)	(122)	(128)	(124)	(515)	(328)
Premium taxes, fees and assessments	(41)	(37)	(37)	(37)	(35)	(152)	(133)
Net commissions	(51)	(51)	(45)	(46)	(44)	(192)	(170)
DAC/VOBA and other intangibles amortization	(8)	(9)	(7)	(8)	(8)	(32)	(31)
Adjusted operating earnings before income taxes	59	44	53	124	94	280	376
Adjusted Operating Margin TTM	23.9%	26.6%	30.6%	38.0%	36.2%
Adjusted Operating Margin Excluding Notables TTM	25.4%	28.1%	32.2%	35.8%	33.5%
Group life:
Premiums	168	152	150	157	157	627	606
Benefits	(136)	(122)	(118)	(135)	(134)	(511)	(441)
Other (3)	(3)	(2)	(4)	(2)	(3)	(11)	(7)
Total Group life	29	28	29	20	21	105	159
Group Life Loss Ratio (Interest adjusted) (4)	81.0%	80.5%	78.4%	86.1%	84.9%	81.5%	82.0%
Group stop loss:
Premiums	454	368	368	359	358	1,549	1,285
Benefits	(382)	(281)	(307)	(225)	(251)	(1,195)	(953)
Other (3)	(2)	(2)	(10)	(1)	(1)	(15)	(4)
Total Group stop loss	70	85	51	133	106	339	328
Stop loss Loss Ratio	84.2%	76.4%	83.3%	62.6%	70.1%	77.1%	74.2%
Voluntary Benefits, Disability, and Other	109	84	104	108	106	405	409
Net underwriting gain (loss) and other revenue
Premiums	810	689	692	689	688	2,879	2,542
Benefits	(597)	(487)	(494)	(423)	(450)	(2,000)	(1,626)
Other (3)	(4)	(6)	(14)	(5)	(4)	(29)	(19)
Total Net underwriting gain (loss) and other revenue	208	197	184	261	233	850	896
Total Aggregate Loss Ratio	73.8%	70.7%	71.4%	61.3%	65.5%	69.5%	66.3%
Total Aggregate Loss Ratio TTM (4)	69.5%	67.2%	66.3%	63.9%	66.3%

(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) Loss Ratio calculation excludes $57M of favorable reserve release in third quarter of 2022 related to our annual assumption update.

Voya Financial	Page 19 of 43
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Sales by Product Line:
Group life and Disability	130	14	4	14	104	161	145
Stop loss	537	25	67	25	343	654	429
Voluntary and Other (1)	142	11	12	43	90	208	135
Total sales by product line	809	50	83	82	538	1,023	710

Total gross premiums and deposits	900	766	762	765	761	3,193	2,826

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	989	905	917	925	912	989	912
Stop loss	1,839	1,500	1,490	1,461	1,457	1,839	1,457
Voluntary and Other (1)	1,033	926	936	941	930	1,033	930
Total annualized in-force premiums and fees by product line	3,861	3,331	3,343	3,327	3,300	3,861	3,300

Assets Under Management by Fund Group:
General account	1,843	1,817	1,854	1,870	1,829	1,843	1,829
Separate account	17	16	15	15	15	17	15
Total AUM	1,860	1,833	1,869	1,886	1,844	1,860	1,844

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 21 of 43
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	10	9	9	9	8	37	32
Alternative investment income and prepayment fees above (below) long-term expectations	(1)	(2)	(2)	—	2	(5)	(30)
Investment spread and other investment income	9	6	7	9	10	31	3
Fee based margin (1)	226	221	226	217	218	890	803
Net revenue (2)	234	228	233	226	229	921	807
Administrative expenses (3)	(181)	(170)	(170)	(163)	(186)	(684)	(617)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	53	57	63	63	42	236	190
Adjusted Operating Margin TTM	25.7%	24.6%	24.9%	24.7%	23.4%
Adjusted Operating Margin Excluding Notables TTM	26.1%	24.9%	25.5%	26.4%	25.4%
Fee based margin (1)
Investment advisory and administrative revenue	227	222	224	218	216	891	787
Other fee based margin	(1)	—	2	(1)	2	—	16
Fee based margin	226	221	226	217	218	890	803

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	53	57	63	63	42	236	190
Less: Earnings (loss) attributable to Allianz noncontrolling interest	12	13	14	14	9	51	36
Adjusted operating earnings before income taxes	42	45	49	50	33	185	153

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 22 of 43
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Client Assets:
External Clients
Institutional	148,489	148,722	147,904	156,435	164,443	148,489	164,443
Retail (1)	148,710	138,239	128,120	131,391	126,212	148,710	126,212
Subtotal External Clients	297,199	286,961	276,024	287,826	290,654	297,199	290,654
General Account	34,138	34,740	35,792	36,154	36,934	34,138	36,934
Total Client Assets (AUM)	331,337	321,701	311,816	323,980	327,589	331,337	327,589
Assets under Advisement and Administration (AUA) (1)	52,942	56,043	55,066	57,326	56,310	52,942	56,310
Total AUM and AUA	384,278	377,744	366,882	381,306	383,899	384,278	383,899

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	85	87	90	91	92	353	357
Retail	120	112	111	103	99	446	331
Subtotal External Clients	205	199	201	194	191	799	687
General Account	18	18	19	19	20	74	80
Total Investment Advisory and Administrative Revenues (AUM)	223	217	219	213	211	872	767
Administration Only Fees	4	5	5	5	5	19	20
Total Investment Advisory and Administrative Revenues	227	222	224	218	216	891	787

Revenue Yield (bps) (2)
External Clients
Institutional	22.9	23.9	23.5	22.7	22.6	23.2	21.5
Retail	33.4	34.1	33.7	32.1	31.6	33.3	25.9
Revenue Yield on External Clients	28.1	28.7	28.2	26.8	26.5	27.9	23.4
General Account	20.3	20.3	20.6	20.8	20.8	20.5	21.0
Revenue Yield on Client Assets (AUM)	27.2	27.8	27.4	26.2	25.8	27.1	23.1
Revenue Yield on Advisement and Administrative Only Assets (AUA)	3.1	3.4	3.2	3.5	3.7	3.3	3.6
Total Revenue Yield on AUM and AUA (bps)	23.8	24.1	23.7	22.8	22.6	23.6	20.4

Revenue Yield on Client Assets (AUM) TTM	27.1	26.8	26.2	25.8	23.1	27.1	23.1

(1) Retail AUM includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 23 of 43
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Institutional AUM:
Beginning of period AUM	148,722	147,904	156,435	164,443	161,503	164,443	143,580
Inflows	4,854	4,197	4,258	4,911	5,739	18,220	24,247
Outflows	(6,080)	(9,588)	(9,620)	(8,694)	(6,683)	(33,982)	(23,737)
Net flows - Institutional	(1,225)	(5,390)	(5,361)	(3,783)	(945)	(15,759)	509
Change in Market Value	1,874	8,269	(2,178)	2,829	5,171	10,794	(7,106)
Other (Including Acquisitions / Divestitures)	(881)	(2,060)	(991)	(7,054)	(1,286)	(10,986)	27,459
End of period AUM - Institutional	148,489	148,722	147,904	156,435	164,443	148,489	164,443
Organic Growth (Net Flows/Beginning of period AUM)	-0.8%	-3.6%	-3.4%	-2.3%	-0.6%	-9.6%	0.4%
Market Growth %	1.3%	5.6%	-1.4%	1.7%	3.2%	6.6%	-4.9%
Retail AUM:
Beginning of period AUM	138,239	128,120	131,391	126,212	121,833	126,212	71,579
Inflows	9,282	8,409	9,138	7,894	8,361	34,723	24,537
Outflows	(7,482)	(8,444)	(8,093)	(7,773)	(8,019)	(31,792)	(25,901)
Net flows - Retail (1)	1,800	(36)	1,046	122	342	2,932	(1,366)
Net Money Market Flows	(29)	190	56	64	(36)	281	180
Change in Market Value	6,491	10,935	(3,369)	7,013	4,242	21,070	(7,210)
Net Flows from Divested Businesses	(651)	(536)	(490)	(516)	(515)	(2,193)	(2,004)
Other (Including Acquisitions / Divestitures) (2)	2,860	(435)	(513)	(1,503)	346	409	65,033
End of period AUM - Retail	148,710	138,239	128,120	131,391	126,212	148,710	126,212
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	1.3%	—%	0.8%	0.1%	0.3%	2.3%	-1.9%
Market Growth %	4.7%	8.5%	-2.6%	5.6%	3.5%	16.7%	-10.1%
Net Flows:
Institutional Net Flows	(1,225)	(5,390)	(5,361)	(3,783)	(945)	(15,759)	509
Retail Net Flows	1,800	(36)	1,046	122	342	2,932	(1,366)
Net Flows from Divested Businesses	(651)	(536)	(490)	(516)	(515)	(2,193)	(2,004)
Total Net Flows	(76)	(5,962)	(4,806)	(4,178)	(1,118)	(15,021)	(2,861)
Net Flows excluding Net Flows from Divested Businesses	574	(5,426)	(4,316)	(3,662)	(602)	(12,828)	(856)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	0.2%	-2.0%	-1.5%	-1.3%	-0.2%	-4.4%	-0.4%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024, which were $0.3 billion for the first quarter of 2024.
(2) Includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection. Effective January 1st, 2024, Retail net flows prospectively include cash flows related to these funds, which were $0.5 billion for the first quarter of 2024.

Voya Financial	Page 24 of 43
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Institutional
Equity	23,650	22,789	21,164	23,803	24,470
Fixed Income - Public	48,913	49,128	49,486	54,186	59,786
Fixed Income - Privates	63,037	63,899	64,516	65,795	67,126
Alternatives	12,890	12,907	12,738	12,651	13,060
Money Market	—	—	—	—	—
Total	148,489	148,722	147,904	156,435	164,443

Retail
Equity	77,207	68,711	62,420	67,759	63,429
Fixed Income - Public	67,493	65,612	62,126	60,278	59,638
Fixed Income - Privates	366	365	396	437	455
Alternatives	1,457	1,368	1,217	1,042	902
Money Market	2,187	2,183	1,961	1,875	1,788
Total	148,710	138,239	128,120	131,391	126,212

General Account
Equity	129	129	226	237	237
Fixed Income - Public	17,344	17,815	18,181	18,696	19,286
Fixed Income - Privates	14,463	14,634	14,976	14,886	14,826
Alternatives	1,675	1,707	1,815	2,003	2,226
Money Market	527	456	593	333	360
Total	34,138	34,740	35,792	36,154	36,934

Combined Asset Type
Equity	100,986	91,628	83,810	91,799	88,136
Fixed Income - Public	133,750	132,554	129,794	133,160	138,710
Fixed Income - Privates	77,866	78,898	79,887	81,118	82,406
Alternatives	16,021	15,981	15,770	15,696	16,189
Money Market	2,714	2,639	2,554	2,207	2,148
Total	331,337	321,701	311,816	323,980	327,589

Total Private and Alternative Assets	93,887	94,879	95,657	96,814	98,595
% of Private and Alternative Assets / Total AUM	28.3%	29.5%	30.7%	29.9%	30.1%

Corporate

Voya Financial	Page 26 of 43

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Interest expense (excluding Preferred stock dividends) (1)	(29)	(29)	(30)	(33)	(33)	(121)	(137)
Preferred stock dividends	(17)	(4)	(14)	(4)	(14)	(39)	(36)
Stranded costs net of TSA revenue	—	—	—	—	—	—	(5)
Pension expense (2)	(12)	(11)	(11)	(11)	(11)	(45)	(42)
Other (3)	(6)	11	3	(6)	(11)	2	(35)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(64)	(33)	(52)	(54)	(69)	(203)	(255)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	1	—	—	(1)	—	(2)
Adjusted operating earnings before income taxes	(63)	(34)	(52)	(53)	(68)	(202)	(252)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 28 of 43
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	236	234	238	239	249	947	983
Fee based margin	278	262	259	252	243	1,051	978
Net underwriting gain (loss) and other revenue	4	5	2	4	4	15	16
Wealth Solutions Net Revenue	517	502	499	495	496	2,013	1,978
Health Solutions
Investment spread and other investment income	26	24	25	24	23	100	93
Fee based margin	59	56	57	58	53	230	64
Net underwriting gain (loss) and other revenue	208	197	200	261	233	866	839
Health Solutions Net Revenue	293	277	283	343	309	1,196	997
Investment Management
Investment capital and other investment income	10	9	9	9	8	37	32
Fee based margin	226	221	226	217	218	890	803
Investment Management Net Revenue	236	230	235	226	227	927	836
Total Net Revenue Excluding Notable Items (1)	1,045	1,008	1,016	1,064	1,032	4,136	3,811
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	200	187	202	188	166	777	763
Health Solutions	60	48	71	125	97	304	335
Investment Management	54	60	66	62	41	242	212
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	313	295	339	375	303	1,323	1,310
Corporate	(64)	(33)	(52)	(54)	(69)	(203)	(255)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	249	261	287	321	234	1,119	1,055
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	11	13	14	13	8	51	34
Total Adjusted Operating Earnings Excluding Notable Items (1)	238	248	273	308	226	1,067	1,022
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	38.6%	37.2%	40.5%	38.0%	33.4%	38.6%	38.6%
Health Solutions	20.4%	17.5%	25.2%	36.3%	31.3%	25.4%	33.5%
Investment Management	22.9%	25.9%	27.9%	27.4%	18.0%	26.1%	25.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	30.0%	29.2%	33.3%	35.2%	29.4%	32.0%	34.4%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	23.8%	25.9%	28.2%	30.2%	22.7%	27.1%	27.7%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	38.6%	37.3%	37.8%	37.7%	38.6%
Health Solutions	25.4%	28.1%	32.2%	35.8%	33.5%
Investment Management	26.1%	24.9%	25.5%	26.4%	25.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.0%	31.8%	33.4%	34.6%	34.4%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.1%	26.8%	27.7%	28.5%	27.7%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 29 of 43
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Wealth Solutions	(234)	(236)	(216)	(228)	(251)	(914)	(895)
Health Solutions	(134)	(131)	(122)	(128)	(124)	(515)	(328)
Investment Management	(181)	(170)	(170)	(163)	(186)	(684)	(617)
Stranded costs net of TSA revenue (1)	—	—	—	—	—	—	(5)
Total Administrative Expenses (1)(2)	(549)	(537)	(508)	(519)	(561)	(2,113)	(1,845)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 30 of 43
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	686	632	630	579	602
Income tax expense	90	79	80	71	77
Adjusted Operating Earnings - before interest and after income taxes	596	553	550	508	525
Adjusted Operating effective tax rate (1)	13.5%	11.9%	13.5%	13.3%	10.9%
Adjusted Operating effective tax rate TTM	13.1%	12.5%	12.7%	12.2%	12.8%
Average Capital	3,441	3,496	3,557	3,619	3,679
Ending Capital (2)	3,360	3,395	3,460	3,470	3,520
Adjusted Return on Capital	17.3%	15.8%	15.4%	14.0%	14.2%

Health Solutions
Adjusted operating earnings before income taxes - before interest	280	315	349	450	376
Income tax expense	59	66	73	95	79
Adjusted Operating Earnings - before interest and after income taxes	221	249	275	355	297
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,228	1,172	1,039	877	698
Ending Capital (2)	1,219	1,153	1,230	1,289	1,263
Adjusted Return on Capital	18.0%	21.2%	26.5%	40.5%	42.6%

Investment Management
Adjusted operating earnings before income taxes - before interest	185	177	174	163	153
Income tax expense	39	37	37	34	32
Adjusted Operating Earnings - before interest and after income taxes	146	140	137	129	121
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	817	809	800	757	673
Ending Capital (2)	828	847	798	806	810
Adjusted Return on Capital	17.9%	17.3%	17.2%	17.0%	17.9%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and foreign tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 32 of 43
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	3/31/2024				12/31/2023				3/31/2024
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,558	29.0%	131	4.9%	10,872	29.0%	150	5.5%	10,558	29.0%	131	4.9%
Private credit	7,821	21.0%	91	4.8%	7,894	21.0%	78	4.0%	7,821	21.0%	91	4.8%
Securitized (2)(3)	9,788	27.0%	149	6.1%	10,036	27.0%	151	6.2%	9,788	27.0%	149	6.1%
Commercial mortgage loans	5,092	14.0%	61	4.8%	5,190	14.0%	61	4.7%	5,092	14.0%	61	4.8%
Municipals	773	2.0%	7	3.2%	859	2.0%	8	3.9%	773	2.0%	7	3.2%
Short-term / Treasury	445	1.0%	5	4.4%	436	1.0%	5	4.7%	445	1.0%	5	4.4%
Equity securities	176	—%	2	5.7%	175	—%	3	8.4%	176	—%	2	5.7%
Policy loans	349	1.0%	5	6.4%	353	1.0%	4	5.1%	349	1.0%	5	6.4%
Derivatives	(12)	—%	3	N/A	(9)	—%	3	N/A	(12)	—%	3	N/A
Book Values and Gross Investment Income before variable components	34,990	95.0%	454	5.2%	35,806	96.0%	464	5.2%	34,990	95.0%	454	5.2%

Book Values and Gross Investment Income on variable components
Limited partnership	1,740	5.0%	30	7.3%	1,662	4.0%	3	0.8%	1,740	5.0%	30	7.3%
Prepayment / Other fee income	N/A	N/A	3	—%	N/A	N/A	2	—%	N/A	N/A	3	—%
Book Values and Gross Investment Income (variable)	1,740	5.0%	33	—%	1,662	4.0%	5	—%	1,740	5.0%	33	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	36,730	100.0%	487	5.3%	37,469	100.0%	469	5.0%	36,730	100.0%	487	5.3%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 33 of 43
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	12/31/2023		09/30/2023		06/30/2023		03/31/2023
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	11,003	30.0%	11,196	29.0%	11,576	30.0%	11,983	30.0%
Private credit	7,770	21.0%	7,981	21.0%	7,968	21.0%	7,944	20.0%
Securitized	9,889	27.0%	10,035	26.0%	10,305	27.0%	10,647	27.0%
Municipals	859	2.0%	862	2.0%	911	2.0%	921	2.0%
Short-term / Treasury	624	2.0%	772	2.0%	483	1.0%	485	1.0%
Total Fixed maturities	30,144	81.0%	30,846	81.0%	31,243	81.0%	31,979	81.0%
Commercial mortgage loans	5,186	14.0%	5,336	14.0%	5,335	14.0%	5,315	13.0%
Limited partnership	1,662	4.0%	1,625	4.0%	1,620	4.0%	1,794	5.0%
Equity securities	278	1.0%	396	1.0%	425	1.0%	462	1.0%
Total	37,270	100.0%	38,204	100.0%	38,624	100.0%	39,549	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	15,928	53.0%	16,226	53.0%	16,248	52.0%	16,413	51.0%
NAIC 2	12,927	43.0%	13,335	43.0%	13,788	44.0%	14,337	45.0%
NAIC 3 and below	1,289	4.0%	1,285	4.0%	1,207	4.0%	1,229	4.0%
Total Fixed maturities	30,144	100.0%	30,846	100.0%	31,243	100.0%	31,979	100.0%

Commercial Mortgage Loans:
CML 1	3,714	72.0%	3,793	71.0%	3,866	72.0%	3,993	75.0%
CML 2	1,066	21.0%	1,117	21.0%	1,054	20.0%	905	17.0%
CML 3 and below	406	8.0%	426	8.0%	415	8.0%	417	8.0%
Total Commercial mortgage loans	5,186	100.0%	5,336	100.0%	5,335	100.0%	5,315	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 34 of 43
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Wealth Solutions
Average alternative investments	1,459	1,537	1,613	1,615	1,659	1,459	1,659
Alternative investment income	24	4	21	30	11	24	11
Health Solutions
Average alternative investments	243	171	199	179	125	243	125
Alternative investment income	6	—	3	4	1	6	1
Investment Management
Average alternative investments	312	318	326	325	318	312	318
Alternative investment income	6	5	5	8	9	6	9

Voya Financial	Page 35 of 43
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	(9)	(31)	(16)	(7)	(26)	(63)	(135)
Health Solutions	—	(5)	(2)	—	(2)	(8)	(14)
Investment Management	(1)	(2)	(2)	—	2	(5)	(30)
Total	(10)	(38)	(20)	(7)	(26)	(76)	(179)

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(5)	(8)	(8)	(7)	(7)	(28)	(26)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	(5)	(8)	(8)	(7)	(7)	(28)	(26)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(14)	(39)	(24)	(14)	(33)	(91)	(161)
Health Solutions	—	(5)	(2)	—	(2)	(8)	(15)
Investment Management	(1)	(2)	(2)	—	2	(5)	(30)
Total	(15)	(46)	(28)	(14)	(34)	(104)	(206)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return, which for 2024, 2023 and 2022 was approximately $45 million to $48 million per quarter, pre-tax and before variable compensation. Long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which for 2024, 2023 and 2022 was approximately $8 million to $10 million per quarter, pre-tax and before variable compensation.

Reconciliations

Voya Financial	Page 37 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	3/31/2024			12/31/2023			9/30/2023			6/30/2023			3/31/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		234	2.24		118	1.10		248	2.29		154	1.41		69	0.63
Plus: Net income (loss) attributable to noncontrolling interests		37	0.35		(3)	(0.03)		(16)	(0.14)		77	0.70		46	0.42
Less: Preferred stock dividends		(17)	0.16		(4)	0.04		(14)	(0.13)		(4)	(0.04)		(14)	(0.13)
Income (loss)	287	288	2.75	102	119	1.11	172	246	2.28	263	235	2.14	141	129	1.18
Less:
Net investment gains (losses) (3)	63	50	0.48	(10)	(8)	(0.08)	42	43	0.40	(38)	(30)	(0.27)	(9)	(7)	(0.06)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(32)	13	0.12	(60)	(38)	(0.36)	(68)	38	0.35	(21)	(17)	(0.15)	(33)	(26)	(0.23)
Net income (loss) attributable to noncontrolling interests	37	37	0.35	(3)	(3)	(0.03)	(16)	(16)	(0.14)	77	77	0.70	46	46	0.42
Dividend payments made to preferred shareholders	17	17	(0.16)	4	4	(0.04)	14	14	0.13	4	4	0.04	14	14	0.13
Other adjustments (5)	(22)	(14)	(0.13)	(30)	(10)	(0.09)	(28)	(21)	(0.19)	(52)	(41)	(0.38)	(70)	(56)	(0.51)
Adjusted operating earnings	224	185	1.77	202	174	1.63	229	189	1.74	294	243	2.21	192	158	1.44
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(15)	(12)	(0.11)	(46)	(36)	(0.34)	(29)	(23)	(0.21)	(14)	(11)	(0.10)	(34)	(27)	(0.25)
Other (6)	—	—	—	—	—	—	(16)	(13)	(0.12)	—	—	—	—	—	—
Adjusted operating earnings excluding notable items	238	197	1.88	248	210	1.97	273	224	2.07	308	253	2.31	226	185	1.69

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes a $45 million revaluation gain on the Voya India investment for the three months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Includes tax benefits of $38 million and $92 million related to a divested business for the three months ended March 31, 2024 and September 30, 2023, respectively.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the three months ended December 31, 2023, also includes $20 million, after-tax, of severance costs and a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities. For the three months ended June 30, 2023, also includes a $13 million, after-tax, impairment related to a vacated leased building.

(6) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 38 of 43
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Total revenues	2,051	1,819	1,823	1,871	1,835	2,051	1,835
Less:
Net investment gains (losses)	47	(23)	40	(46)	(14)	47	(14)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	24	60	21	2	30	24	30
Revenues (loss) attributable to noncontrolling interests	65	37	22	128	60	65	60
Other adjustments	52	59	24	67	60	52	60
Total adjusted operating revenues	1,863	1,686	1,717	1,721	1,697	1,863	1,697

Adjusted operating revenues by segment
Wealth Solutions	719	686	702	705	684	719	684
Health Solutions	905	764	768	775	774	905	774
Investment Management	234	228	233	226	229	234	229
Corporate	4	9	14	15	11	4	11
Total adjusted operating revenues	1,863	1,686	1,717	1,721	1,697	1,863	1,697

Voya Financial	Page 39 of 43
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Wealth Solutions
Adjusted operating revenues	page 8	719	686	702	705	684	2,812	2,707
Interest credited and other benefits to contract owners/policyholders		(216)	(223)	(226)	(224)	(222)	(889)	(890)
Net revenue	page 14	504	462	475	481	463	1,922	1,817
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(14)	(39)	(24)	(14)	(33)	(91)	(161)
Net revenue excluding notable items	page 28	517	502	499	495	496	2,013	1,978
Health Solutions
Adjusted operating revenues	page 8	905	764	768	775	774	3,212	2,709
Interest credited and other benefits to contract owners/policyholders		(613)	(491)	(504)	(433)	(467)	(2,041)	(1,669)
Net revenue	page 18	293	272	264	342	306	1,172	1,039
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		—	(5)	(2)	—	(2)	(8)	(15)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	(16)	—	—	(16)	57
Net revenue excluding notable items	page 28	293	277	283	343	309	1,196	997

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 40 of 43
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Investment Management
Adjusted operating revenues	page 8	234	228	233	226	229	921	807
Net revenue	page 21	234	228	233	226	229	921	807
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(1)	(2)	(2)	—	2	(5)	(30)
Net revenue excluding notable items	page 28	236	230	235	226	227	927	836
Consolidated
Total Adjusted operating revenues	page 8	1,863	1,686	1,717	1,721	1,697	6,987	6,276
Interest credited and other benefits to contract owners/policyholders		(829)	(715)	(730)	(656)	(689)	(2,930)	(2,559)
Corporate Adjusted operating revenues (1)		(4)	(9)	(14)	(15)	(11)	(42)	(56)
Net revenue	pages 14/18/21	1,031	962	972	1,050	998	4,015	3,663
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(15)	(46)	(28)	(14)	(34)	(104)	(206)
Other adjustments		—	—	(16)	—	—	(16)	57
Net revenue excluding notable items	page 28	1,045	1,008	1,016	1,064	1,032	4,136	3,811

(1) Includes primarily TSA Revenue.

Voya Financial	Page 41 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Wealth Solutions
Adjusted operating earnings before income taxes	page 14	186	147	179	174	132	686	602
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(14)	(39)	(24)	(14)	(33)	(91)	(161)
Adjusted operating earnings excluding notable items	page 28	200	187	202	188	166	777	763

Health Solutions
Adjusted operating earnings before income taxes	page 18	59	44	53	124	94	280	376
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		—	(5)	(2)	—	(2)	(8)	(15)
Other (1)		—	—	(16)	—	—	(16)	57
Adjusted operating earnings excluding notable items	page 28	60	48	71	125	97	304	335

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 21	53	57	63	63	42	236	190
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(1)	(2)	(3)	1	2	(5)	(24)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 28	54	60	66	62	41	242	212
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		12	13	14	14	9	51	36
Adjusted operating earnings excluding notable items		42	47	52	49	31	190	177

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 43
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 26	(64)	(33)	(52)	(54)	(69)	(203)	(255)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 28	(64)	(33)	(52)	(54)	(69)	(203)	(255)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		(1)	1	—	—	(1)	—	(2)
Adjusted operating earnings excluding notable items		(63)	(34)	(52)	(53)	(68)	(202)	(252)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 7	235	215	242	307	200	999	914
Less:
Total Notable Items Adjustments		(15)	(46)	(45)	(14)	(34)	(119)	(142)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		249	261	287	321	234	1,119	1,055
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		11	13	14	13	8	51	34
Adjusted operating earnings excluding notable items	page 28	238	248	273	308	226	1,067	1,022

Voya Financial	Page 43 of 43
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023	3/31/2024	3/31/2023
Book value per common share, including AOCI	34.96	34.80	23.93	29.19	34.03	34.96	34.03
Per share impact of AOCI	24.37	23.32	33.62	26.40	25.92	24.37	25.92
Book value per common share, excluding AOCI	59.33	58.12	57.55	55.59	59.95	59.33	59.95

Debt to capital ratio	33.6%	33.3%	40.1%	37.7%	36.1%	33.6%	36.1%
Capital impact of adding noncontrolling interest	-7.2%	-7.6%	-10.3%	-8.9%	-7.3%	-7.2%	-7.3%
Impact of adding other financial obligations and treatment of preferred stock (1)	10.1%	10.0%	11.3%	10.4%	9.8%	10.1%	9.8%
Capital impact of excluding AOCI	-8.4%	-7.9%	-13.3%	-10.0%	-9.1%	-8.4%	-9.1%
Financial leverage ratio excluding AOCI	28.1%	27.8%	27.8%	29.2%	29.5%	28.1%	29.5%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	102.1	104.0	105.8	103.0	97.7	102.1	97.7
Dilutive effect of warrants	—	—	—	4.0	8.9	—	8.9
Other dilutive effects (2)	2.5	2.8	2.7	2.8	2.9	2.5	2.9
Weighted-average common shares outstanding - Diluted	104.5	106.9	108.4	109.8	109.6	104.5	109.6
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	104.5	106.9	108.4	109.8	109.6	104.5	109.6

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.